GOF SA-6 12/13

SUPPLEMENT DATED DECEMBER 3, 2013

TO THE CURRENTLY EFFECTIVE

STATEMENT OF ADDITIONAL INFORMATION

OF

Franklin Alternative Strategies Funds

Franklin K2 Alternative Strategies Fund

Franklin Templeton International Trust

Franklin Templeton Global Allocation Fund

The Statement of Additional Information is amended as follows:

The following is added to the end of the section entitled “Management and Other Services”:

Fund Records Held by Custodian  The Fund’s custodian, The Bank of New York Mellon, located at 100 Church Street, New York, NY 10286, maintains certain books and records of the Fund that are required by applicable federal regulations.

Please keep this supplement for future reference